

Business Overview
February 2007

Crocker Coulson, US Representative

Wenhua Guo, Chairman and CEO

多元数码印刷
Duoyuan Digital Printing Technology

Safe Harbor Statement

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

Company Snapshot

- Largest private commercial printing equipment manufacturer in China
- Headquartered in Beijing
- Two Factories in Langfang, Hebei Prov. and Shaoyang, Hunan Prov.
- 1,600 employees
- Largest distribution and service network in the country



Headquarters in Beijing
Langfang
Shaoyang

History and Structure

- ✓ 1994: Started offset press engineering
- ✓ 2001: Injected offset press business into a BVI holding company
- ✓ 2004: Acquired Hunan Duoyuan to strengthen position as a major multicolor large-format offset press producer in China


Asian Financial, Inc.
(US Reporting Co.)
100%
Duoyuan China
(PRC WOFE)
Strategic planning, management, financing, sales & marketing, after-sales service and HQ administration
95%
88%
Langfang Duoyuan
(PRC)
R&D, manufacturing of small-format offset presses, prepress and postpress equipment
12%
Hunan Duoyuan
(PRC)
R&D and manufacturing of large-format offset presses

Investment Highlights

- Fast growing, profitable printing equipment company – largest non-SOE in PRC
- Leading brand and strong market share (15%)
- Growing commercial printing market in China
- 50% plus cost advantage compared to international producers
- No. 1 in quality and R&D vs. Chinese competitors
- Largest distribution and service network in the country

China's Growing Commercial Printing Market

- ✓ Fastest growing market in the world for publishing, packaging and commercial print
- ✓ Industry growth at 14.8%, 11.7% and 10.3%* in 2003, 2004 and 2005 respectively
- ✓ $38.8 billion printed products in 2005



China Printing Industry Output Value
22.5
25.2
28.9
32.3
2.8
35.2
3.6
Source: The Print and Print Equipment Industries Association of China

** Including outsourced printing work from overseas*

Increasing Demand from The Printing Industry

- ✓ China to be the third largest producer of printed media by 2010 with 10% expected CAGR *
- ✓ 106,000 government-licensed printing companies and numerous unlicensed small printing companies not covered by official statistics **
- ✓ Wholesale transition to multicolor printing–a mainstream capability



Industry Size in 2010

* Source: Pira International, a UK-based printing industry c

** Source: The Print and Print Equipment Industries Associa

Products: Presses

- ✓ 27 models of sheet-fed offset presses, single-color and multicolor, small-format and large-format
- ✓ Widest product line in China
- ✓ Manufacture 70% parts and components in-house









Products: Prepress Equipment

- ✓ Computer-to-Plate (CTP) transmits digital image data directly from computer to press plate


Traditional:
Image from computer
Film Developer
Film
Plate Developer
Plate
CTP:
Image from computer
Plate

- ✓ CTP System launched in 2005, using proprietary technologies from in-house R&D

- ✓ One of the first companies in China to develop CTP Systems and the first and only offset press maker to offer CTP system products


DYCTP800 I

Products: Postpress Equipment

- ✓ Automated Cutter
- ✓ Automated Booklet Maker
- ✓ Automated collating, stitching, folding, and binding machines in trial production



Automated Booklet Maker

Advanced Hi-Tech Machinery

- ✓ Constantly upgrading the production line to manufacture highly automated, more intelligent and multi-function presses with better precision and quality
- ✓ Applying the latest innovations in mechanics, optics, electronics and electrics, pneumatics and hydraulics



Tailored Solutions

Selectively combines a broad range of products to provide customized and cost-effective solutions at every stage of product evolution



Economy Printing
Transformation from flatbed type-set press to offset printing
Standard Printing
Standard thin paper printing and some multicolor overprint
Premium Overprint
Quality multicolor overprint

- Note Printing
- Multicolor Printing
- Package Printing
- Advanced Commercial Printing

Leader in Research & Development

- **Leading R&D in China distinguishes us from major domestic competitors**
  - R&D centers within two factories for closer cooperation and faster application
  - 200+ engineers with optimum mix of disciplinary expertise and experience
  - Best design and test tools in China: Inventor 3D software + software-based simulation platform
  - Product Data Management (PDM) system that assures design efficiency, consistency and accuracy. It also protects IPR
- **3 patents and 30 technology awards; more patents pending**
- **R&D enables continuous launching of new products with improved quality and functionality in a short period of time**

Manufacturing Facilities

- ✓ Langfang Factory (332,764 sq ft): Small-format presses, prepress and postpress equipment
- ✓ Hunan Factory (774,752 sq ft): Large-format presses
- ✓ Currently running at 40% capacity
- ✓ ISO9001 & ISO14001 certified
- ✓ Statistic Processing Control / Statistic Processing Diagnostics (SPB/SPD) in workflow management; Six Sigma system
- ✓ Company-owned foundry plant to cast key parts





Marketing, Sales & Service

- ✓ Integrated marketing, sales and service team of 200+ staff that covers 7 regional markets
- ✓ Largest distribution and service network in China
  - 28 representative offices in 23 provinces
  - 106 sales agents in over 100 cities
- ✓ Trade shows, exhibitions, seminars and training programs
- ✓ Walkthroughs and demonstrations at existing customer sites
- ✓ Pre-sales: Consult clients to sculpt a budgeted best-fit solution based on print work type and typical project size
- ✓ After-sales: Standard one-year warranty, spare parts stored locally to assure minimal downtime

Competitive Advantages

Duoyuan in China

- ✓ High barriers to entry due to complex machinery and capital and expense intensive industry
- ✓ Largest R&D team and strongest R&D capability in China
- ✓ 15% market share in domestic offset press sales
  - 20,000 printing companies use Duoyuan's offset presses
  - Strong position in small-format segment
  - Only private manufacturer of multicolor large-format presses

Duoyuan in the world

- ✓ Small-format presses feature
  - Similar stability and output quality
  - Less than half the price
  - Slightly less speed
- ✓ Large format presses are well suited for low and mid-end print jobs

Duoyuan vs. Chinese Competitors

Competes with domestic companies on quality

	Small Format			Large Format	
	44 - 47 cm	52 - 56 cm	66 - 74 cm	102 - 104 cm	140 cm & Larger
Duoyuan	X	X	X	X*	
Beiren			X	X	X
Shanghai Electric P&P			X	X	
Jiangxi Zhongjing			X	X	
Qingdao RPM			X		
Yingkou Gronhi	X	X	X		
Yingkou Sanxin	X	X	X		
Weifan Huaguang	X	X	X		
Weihai Hamada		X	X		
Weihai Printing Machinery	X	X			

** Going into production in 2007*

Duoyuan vs. Int'l Competitors

Competes with international companies on price

		Small Format			Large Format	
		44 - 47 cm	52 - 56 cm	66 - 74 cm	102 - 104 cm	140 cm and Larger
	Duoyuan	X	X	X	X*	
Germany	Heidelberg		X	X	X	
	Man Roland			X	X	X
	KBA		X	X	X	X
Japan	Komori		X	X	X	X
	Mitsubishi			X	X	X
	Ryobi	X	X	X	X	
	Hamada	X	X	X	X	
	Shinohara		X	X		
	Sakurai		X	X		
Czech	ADAST		X	X		

** Going into production in 2007*

Duoyuan vs. Heidelberg



$181,250



$575,000

	Duoyuan DYA452	Heidelberg Speedmaster SM52
Max. Sheet Size	520 x 370 mm (20.47 x 14.57 inch)	520 x 370 mm (20.47 x 14.57 inch)
Min. Sheet Size	145 x 105 mm (5.71 x 4.13 inch)	145 x 105 mm (5.71 x 4.13 inch)
Max. Print Format	520 x 360 mm (20.47 x 14.17 inch)	520 x 360 mm (20.47 x 14.17 inch)
Sheet Thickness	0.04 - 0.4 mm (0.0016 - 0.015 inch)	0.03 - 0.4 mm (0.0012 - 0.015 inch)
Max. Printing Speed	12,000 sheets per hour	15,000 sheets per hour
Max. Plate Size	525 x 459 mm (20.57 x 18.07 inch)	525 x 459 mm (20.57 x 18.07 inch)
Dimensions	4,522 x 2,537 x 1,640 mm	6,180 x 1,850 x 1,620 mm
Perfecting (2-side printing)	No	Yes (with additional price)

Growth Strategy

- ✓ Additional plant machinery to increase capacity and continuous improvement on quality, automation and durability
- ✓ Production of 104cm multicolor press (prototype already developed) in July '07
- ✓ Streamlined small-format single-color press production to focus on high-end and high entry-barrier models
- ✓ Continued emphasis on R&D, customer responsive new product development, and engineering enhancement
- ✓ Short- and mid-term: expand market share in China
- ✓ Mid- and long-term: establish a new price/value standard in international markets in low- and mid-end printing presses

Experienced Management Team

Wenhua Guo, Founder, Chairman & CEO

- Chairman & CEO since the commencement of Duoyuan China's operations
- Former physics lecturer at Beijing Chemical Institute
- Bachelor's degree in physics from Beijing Normal University

Xiqin Diao, COO

- Operating manager in Duoyuan group companies for over 5 years
- Bachelor's degree in mechanics form Tianjin Textile Technology Institute

Lide Chen, VP of International Business Development

- Former delegation member and Liaison Officer for cooperation between PRC and Rolls Royce UK
- Former President of China National Aero-tech Int'l Engineering Co., experienced international market developer for capital goods
- Bachelor's degree in English from Beijing Foreign Language University

Financial Snapshot

Strong Growth in Revenues



50% CAGR
$12.9
$26.5
$43.7
Millions
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2004
2005
2006*

* Unaudited preliminary numbers from the Company

Financial Snapshot

Rapidly Rising Gross Profit



Millions
$25
$20
$15
$10
$5
$0
Gross Profit
Gross Margin
60%
50%
40%
30%
20%
10%
0%
4.0
9.6
21.4
30.8%
36.2%
48.9%
2004
2005
2006*

* Unaudited preliminary numbers from the Company

Financial Snapshot



Rapidly Rising Net Income
Millions
$14
$12
$10
$8
$6
$4
$2
$0
-$2
35%
30%
25%
20%
15%
10%
5%
0%
-5%
Net Income
Net Margin
30.1%
$13
14.6%
$4
(0.4)
-2.8%
2004
2005
2006*

* Unaudited preliminary numbers from the Company

Net Income and EPS

in millions except EPS in dollars	F2004	F2005	F2006	F2007	F2008
			(Unaudited)	(Make good)	(Make good)
Net Income	-$ 0.4	$3.9	13.2	16	23.9
EPS	-	-	0.28	0.34	0.51
Shares Outstanding	-	-	47.1	47.1	47.1

Investment Highlights

- Fast growing, profitable printing equipment company – largest non-SOE in PRC
- Leading brand and strong market share (15%)
- Growing commercial printing market in China
- 50% plus cost advantage compared to international producers
- No. 1 in quality and R&D vs. Chinese competitors
- Largest distribution and service network in the country

Thank You

Company Headquarters:

Duoyuan Digital Printing Technology Industry (China) Co., Ltd.

3 Jinyuan Road, Daxing Industrial Development Zone

Beijing 102600, P.R. China

Tel: +86-10-6021-2222

www.duoyuan.com

At Roth Capital Conference:

Crocker Coulson

323 270 8886 (cell)

crocker.coulson@ccgir.com



